CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report dated October 22, 2010 which is incorporated by reference in this Registration Statement (Form N-1A) of Hundredfold Funds, to be filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 9 to the Registration Statement under the Securities Act of 1933 (File No. 333-174926).

                                                                                                          /s/ Ernst & Young LLP

New York, NY

October 3, 2011